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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported)  December 20, 1999


              Prudential Securities Secured Financing Corporation
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             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


       333-52021                                       13-3526694
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  (Commission File Number)                  (I.R.S. Employer Identification No.)


    One New York Plaza, New York, New York                  10292
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   (Address of Principal Executive Offices)               (Zip Code)

                                 (212) 778-1000
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              (Registrant's Telephone Number, Including Area Code)


                                   No Change
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          (Former Name or Former Address, if Changed Since Last Report)






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ITEM 5. OTHER EVENTS.

     This report and the attached exhibit are being filed pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended, with respect to Flagship Auto Receivables Owner Trust 1999-2 (the "Trust"). On December 20, 1999, Flagship Credit Corporation, as Servicer for the Trust, distributed the Servicer's Certificate for the Collection Period preceding such date (the "Servicer's Certificate") to the holders of securities issued by the Trust. Specific information with respect to the distributions is filed as Exhibit 99.6. No other reportable transactions or matters have occurred during the current reporting period.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c) Exhibits.

EXHIBIT
  NO.             DOCUMENT DESCRIPTION
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99.6              Servicer's Certificate, dated as of December 20, 1999.



                                      -2-
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PRUDENTIAL SECURITIES SECURED FINANCING
                                        CORPORATION
                                                     (Registrant)

Dated: January 4, 2000                  By: /s/ JOSEPH M. DONOVAN
                                            --------------------------------
                                        Name: Joseph M. Donovan
                                        Title: Vice President


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                                INDEX TO EXHIBITS

Exhibit
 Number                  Document Description
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99.6                     Servicer's Certificate, dated as of December 20, 1999